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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    ________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): July 23, 1997


                             MCN ENERGY GROUP INC.
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)



        Michigan                  1-10070                   38-2820658
    ________________       ________________________     __________________
    (State or Other        (Commission File Number)        (IRS Employer
     Jurisdiction of                                    Identification No.)
     Incorporation)


                      500 Griswold Street
                      Detroit, Michigan               48228
     ________________________________________       __________
     (Address of Principal Executive Offices)       (Zip Code)

                                 (313) 256-5500
              ____________________________________________________
              (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS.

            On July 23, 1997, MCN Energy Group Inc. (formerly MCN Corporation) (the "Company") and First Chicago Trust Company of New York, as successor Rights Agent, amended the Rights Agreement, dated as of December 20, 1989, between the Company and National Bank of Detroit, as Rights Agent, pursuant to and on the terms set forth in Exhibit 4 attached hereto.

ITEM 7.     EXHIBITS.

            4. Amendment, dated as of July 23, 1997, to the Rights Agreement, dated as of December 20, 1989, between MCN Energy Group Inc. (then doing business as MCN Corporation) and National Bank of Detroit, as Rights Agent.


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                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MCN ENERGY GROUP INC.


                                        By:  /S/  Daniel L. Schiffer
Date:  July 28, 1997                       --------------------------
                                           Name:   Daniel L. Schiffer
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary





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                                 EXHIBIT INDEX


Exhibit
No.
-------

4. Amendment, dated as of July 23, 1997, to the Rights Agreement, dated as of December 20, 1989, between MCN Energy Group Inc.
     (formerly MCN Corporation) and National Bank of Detroit, as Rights
     Agent.





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